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                                                                      EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION

1.   NAME:                  Baystar Capital Management, LLC

     ADDRESS:               80 East Sir Francis Drake Blvd., Suite 2B
                            Larkspur, CA 94939

     DESIGNATED FILER:      Baystar Capital II, L.P.

     ISSUER &
     TICKER SYMBOL:         The SCO Group, Inc. (SCOX)

     DATE OF EVENT
     REQUIRING STATEMENT:   11/09/04



     SIGNATURE:  By: /s/ Lawrence Goldfarb
                    ----------------------
                 Name: Lawrence Goldfarb
                 Title:  Managing Member


2.   NAME:                  Lawrence Goldfarb

     ADDRESS:               c/o Baystar Capital Management, LLC
                            80 East Sir Francis Drake Blvd., Suite 2B
                            Larkspur, CA 94939

     DESIGNATED FILER:      Baystar Capital II, L.P.

     ISSUER &
     TICKER SYMBOL:         The SCO Group, Inc. (SCOX)

     DATE OF EVENT
     REQUIRING STATEMENT:   11/09/04



     SIGNATURE:        /s/ Lawrence Goldfarb
                       ---------------------



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3.   NAME:                  Steven M. Lamar

     ADDRESS:               c/o Baystar Capital Management, LLC
                            80 East Sir Francis Drake Blvd., Suite 2B
                            Larkspur, CA 94939

     DESIGNATED FILER:      Baystar Capital II, L.P.

     ISSUER &
     TICKER SYMBOL:         The SCO Group, Inc. (SCOX)

     DATE OF EVENT
     REQUIRING STATEMENT:   11/09/04



     SIGNATURE:        /s/ Steven M. Lamar
                       -------------------

4.   NAME:                  Steven Derby

     ADDRESS:               53 Forest Avenue, 2nd Floor
                            Old Greenwich, CT 06870

     DESIGNATED FILER:      Baystar Capital II, L.P.

     ISSUER &
     TICKER SYMBOL:         The SCO Group, Inc. (SCOX)

     DATE OF EVENT
     REQUIRING STATEMENT:   11/09/04



     SIGNATURE:        /s/ Steven Derby
                       ----------------

*  BY:  BAYSTAR CAPITAL II, L.P.

        By:  Baystar Capital Management, LLC, its General Partner


              By: /s/ Lawrence Goldfarb
                 ----------------------
              Name: Lawrence Goldfarb
              Title: Managing Member